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                                                                    EXHIBIT 10.9



                             INTERCREDITOR AGREEMENT


                  This INTERCREDITOR AGREEMENT (the "Agreement") dated as of February 4, 1998, between Hibernia National Bank ("Bank") and Grand Casinos of Louisiana, Inc. -- Coushatta ("GCI") and Grand Casinos, Inc. ("Grand "):

                                   WITNESSETH:

                  WHEREAS, Bank, the Coushatta Tribe of Louisiana (the "Tribe") and the Coushatta Tribe of Louisiana Building Authority (the "Authority") entered into that certain Commercial Loan Agreement dated May 1, 1997 (the "Hotel Loan Agreement") under the terms of which the Bank agreed to loan to the Tribe and the Authority up to $25,000,000.00 (the "Hotel Loan") to be used to construct and furnish a hotel facility, to purchase new gaming equipment, and to make certain renovations, all as more fully set forth therein;

                  WHEREAS, in connection with the Hotel Loan Agreement, the Tribe and the Authority executed in favor of the Bank the Hotel Loan Collateral Documents (herein defined), including without limitation, the Hotel Loan Dominion Account Agreement (herein defined) which, among other things, granted to Bank as collateral for the Hotel Loan a first priority security interest in accounts (the "Casino Bank Accounts") maintained by the Tribe at Cottonport Bank (herein defined);

                  WHEREAS, certain of the Hotel Loan Collateral Documents create a Lien (herein defined) on certain equipment which equipment is also encumbered by a Lien created under certain of the Indemnity Collateral Documents (herein defined);

                  WHEREAS, in connection with the Hotel Loan, Grand and GCI executed in favor of the Bank that certain Commercial Guaranty Agreement dated May 1, 1997 (the "Hotel Loan Guaranty") under the terms of which Grand and GCI guaranteed up to the maximum sum of $25,000,000.00 of the Hotel Loan Obligations (herein defined);

                  WHEREAS, in consideration of Grand and GCI executing the Hotel Loan Guaranty, the Tribe and the Authority executed in favor of GCI and Grand that certain Indemnity Agreement dated May 1, 1997 (the "Indemnity Agreement"), under the terms of which the Tribe and the Authority each agreed to indemnify GCI and Grand from any liability arising out of the Hotel Loan Guaranty;

                  WHEREAS, in connection with the Indemnity Agreement, the Tribe and the Authority granted in favor of Grand and GCI the Indemnity Collateral Documents (herein defined);

                  WHEREAS, in connection with the Hotel Loan Agreement, Grand and GCI executed the Hotel Loan Subordination Agreements (herein defined);

                  WHEREAS, if the Bank makes demand for payment upon Grand and/or GCI pursuant to the Hotel Loan Guaranty and if payment in full is made of all amounts owing thereunder, GCI and Grand

                       INTERCREDITOR AGREEMENT -- PAGE 1
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will have certain subrogation rights under the Hotel Loan Guaranty, including, the right to succeed to the Bank's rights as a secured party under the Hotel Loan Collateral Documents (such subrogation rights herein referred to as the "Hotel Loan Subrogation Rights");

                  WHEREAS, the Bank and the Tribe entered into that certain Commercial Loan Agreement dated December 17, 1997 (the "Equipment Loan Agreement"), under the terms of which the Bank agreed to loan to the Tribe up to $6,000,000.00 (the "Equipment Loan") to purchase new gaming equipment and other assets;

                  WHEREAS, in connection with the Equipment Loan Agreement, the Tribe and the Authority executed in favor of the Bank the Equipment Loan Collateral Documents (herein defined), including without limitation, the Equipment Loan Dominion Account Agreement (herein defined) which, among other things, granted to Bank as collateral for the Equipment Loan a security interest in the Casino Bank Accounts;

                  WHEREAS, in connection with the Equipment Loan Agreement, Grand and GCI executed the Equipment Loan Subordination Agreements (herein defined);

                  WHEREAS, certain of the Equipment Loan Collateral Documents creates a Lien (herein defined) on certain equipment which equipment is also encumbered by a Lien created under certain of the Indemnity Collateral Documents;

                  WHEREAS, the undersigned parties wish to set forth their understanding with respect to the priority of those Liens;

                  WHEREAS, the Equipment Loan Dominion Account Agreement encumbers the same collateral as the Hotel Loan Dominion Account Agreement;

                  WHEREAS, the parties wish to set forth herein their understanding as to the application of the net proceeds from such collateral in the event of foreclosure pursuant to such Dominion Account Agreements, the Hotel Loan Collateral Documents and/or the Equipment Loan Collateral Documents;

                  NOW, THEREFORE, in consideration of the foregoing, the Bank, GCI and Grand agree as follows:

         SECTION 1. DEFINITIONS. The following terms shall have the following meanings:

         "Acceleration" means the earlier of (a) the acceleration of the Hotel Loan Obligations under Section 11.02 of the Hotel Loan Agreement, (b) the acceleration of the Equipment Loan Obligations under Section 11.02 of the Equipment Loan Agreement, or (c) the date on which the Bank makes demand for payment upon Grand and/or GCI under the Hotel Loan Guaranty and all obligations of Grand and GCI under the Hotel Loan Guaranty have been fully satisfied.

         "Bank's Equipment Liens" means collectively, (a) the Lien granted by the Tribe and the Authority in favor of the Bank pursuant to that certain Commercial Security Agreement dated May 1, 1997, and (b)

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the Lien granted by the Tribe in favor of the Bank pursuant to that certain
Commercial Security Agreement dated December 17, 1997.

         "Cottonport Bank" means The Cottonport Bank, a bank chartered under the laws of Louisiana with its principal office in Marksville, Louisiana.

         "Dominion Account Agreements" mean the Equipment Loan Dominion Account Agreement and the Hotel Loan Dominion Account Agreement.

         "Equipment Loan Collateral" means all property which is, or will become, subject to the liens, pledges and security interests of every kind granted by the Equipment Loan Collateral Documents.

         "Equipment Loan Collateral Documents" means those documents designated as such which are described in Schedule 1 attached hereto and made a part hereof.

         "Equipment Loan Dominion Account Agreement" means that certain Dominion Account Agreement dated as of December 17, 1997, between the Tribe, GCI, Grand, the Cottonport Bank and the Bank.

         "Equipment Loan Obligations" shall have the meaning attributable to the term "Obligations" as defined in the Equipment Loan Agreement.

         "Equipment Loan Subordination Agreements" mean those certain Subordinations Agreements entered into as of December 17, 1997, by Grand and GCI in favor of the Bank regarding the Equipment Loan.

         "Foreclosure" means (a) the seizure and sale of property of a debtor by executory or ordinary proceedings or by any other judicial proceeding, (b) the seizure and sale of the property of a debtor in a nonjudicial proceeding in lieu of the institution of a judicial proceeding, and (c) the exercise by the creditor of the right of setoff with respect to funds owed by the creditor to the debtor.

         "Grand Equipment Liens" mean any and all Liens granted by the Tribe and/or the Authority in favor of Grand or GCI with respect to the Equipment Loan Collateral and the Hotel Loan Collateral, including, but not limited to, those Liens granted pursuant to that certain Mortgage, Assignment of Leases and Rents and Securities Agreement dated as of May 1, 1997, by the Authority in favor of GCI and Grand which was recorded on July 1, 1997, under File No. 387927, of the Records of Allen Parish, Louisiana, together with the Non-Standard Financing Statement executed by the Authority in favor of Grand and GCI which Financing Statement was recorded under File No. 387924 on July 1, 1997, in the Records of Allen Parish, Louisiana. The term "Grand Equipment Liens" does not include any Liens under the Hotel Loan Collateral Documents to which Grand and/or GCI succeed under their respective Hotel Loan Subrogation Rights.

         "Hotel Loan Collateral" means all property which is, or will become, subject to the liens, pledges and security interests of every kind granted by the Hotel Loan Collateral Documents.

         "Hotel Loan Collateral Documents" means those documents designated as such which are described

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in Schedule 2 attached hereto and made a part hereof.

         "Hotel Loan Obligations" shall have the meaning attributable to the term "Obligations" as defined in the Hotel Loan Agreement.

         "Hotel Loan Dominion Account Agreement" means that certain Dominion Account Agreement dated May 1, 1997, between the Tribe, the Authority, Grand, GCI, the Cottonport Bank and the Bank with respect to the Hotel Loan.

         "Hotel Loan Subordination Agreement" means those certain Subordination Agreements dated as of May 1, 1997, executed by Grand and by GCI in favor of the Bank regarding the Hotel Loan.

         "Indemnity Obligations" means the obligations owed by the Tribe and/or the Authority to GCI and Grand pursuant to the Indemnity Agreement.

         "Indemnity Collateral Documents" means those documents designated as such which are described in Schedule 3 attached hereto and made a part hereof.

         "Lien" means any interest in property securing an obligation owed to, or a claim by, a person other than the owner of the property, whether such interest is based on jurisprudence, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, leasehold mortgage, assignment of rents and leases, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.

         "Net Foreclosure Proceeds" means the amount by which (a) the gross proceeds obtained by a creditor in a Foreclosure exceeds (b) all expenses incurred by the creditor in connection with such Foreclosure, including without limitation, all attorneys fees.

         "Operative Agreements" means the Equipment Loan Agreement, the Equipment Loan Collateral Documents, the Hotel Loan Agreement, the Hotel Loan Collateral Documents, the Hotel Loan Guaranty, the Indemnity Agreement and the Indemnity Collateral Documents.

         "Post-Acceleration Payments" means any payments made after Acceleration by the Tribe or the Authority for credit to the Hotel Loan Obligations or the Equipment Loan Obligations other than payments from Net Foreclosure Proceeds realized from Foreclosure upon the Casino Bank Accounts, upon the Hotel Loan Collateral, or upon the Equipment Loan Collateral.

         "Pro Rata Basis" means a fraction the numerator of which is the outstanding principal balance and accrued unpaid interest due under either the Hotel Loan or the Equipment Loan, as the case may be, and the denominator of which is the sum of the outstanding principal balances and accrued unpaid interest due under both the Hotel Loan and the Equipment Loan.

         SECTION 2. RANK OF EQUIPMENT LIENS. The Bank's Equipment Liens shall be senior and prior to the Grand Equipment Liens irrespective of the time, order or method of attachment or perfection of any

                        INTERCREDITOR AGREEMENT -- PAGE 4

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such Liens.

         SECTION 3. PRO RATA SHARING. Upon the earlier of Acceleration or Foreclosure, the parties shall apply the following, whether received by the Bank, Grand or GCI, on a Pro Rata Basis to the Hotel Loan Obligations and to the Equipment Loan Obligations:

                 (a) Net Foreclosure Proceeds received from the Foreclosure upon the Casino Bank Accounts, or any one of them; and
                 (b)       Post-Acceleration Payments.

         SECTION 4. FORECLOSURE UPON THE OTHER HOTEL LOAN COLLATERAL. In the event of Foreclosure upon the Hotel Loan Collateral (other than the Casino Bank Accounts), the Net Foreclosure Proceeds realized therefrom shall be applied to the following obligations in the following sequence and amounts:

                  (a)      To the Hotel Loan Obligations until paid in full;
                  (b)      To the Indemnity Obligations until paid in full; and
                  (c)      To the Equipment Loan Obligations until paid in full.

         SECTION 5. SUBROGATION RIGHTS. At such time, if any, that (a) the Bank has made demand for payment upon Grand and/or GCI under the Hotel Loan Guaranty and (b) after such demand, all obligations of Grand and GCI under the Hotel Loan Guaranty have been fully satisfied, Grand and/or GCI will thereafter be subrogated to the rights of the Bank under the Hotel Loan Obligations and the Hotel Loan Collateral Documents in accordance with the terms of the Hotel Loan Guaranty and shall succeed to, and be entitled to exercise and receive, the rights and benefits under Sections 3 and 4 of this Agreement that the Bank would otherwise be entitled to; provided however, neither Grand nor GCI shall have any rights under the Equipment Loan Collateral Documents except in accordance with the provisions of Section 6 of this Agreement.

         SECTION 6.        FORECLOSURE UPON THE OTHER EQUIPMENT LOAN COLLATERAL.
In the event of Foreclosure upon the Equipment Loan Collateral (other than the Casino Bank Accounts), the Net Foreclosure Proceeds realized therefrom shall not be applied toward the Hotel Loan Obligations or the Indemnity Obligations unless and until: (a) the Equipment Loan Obligations have been paid in full; and (b) the Bank, in its sole discretion which may be withheld for any reason or for no reason, agrees to such an application.

         SECTION 7.        EFFECT OF THIS AGREEMENT.

                 7.1 The foregoing provisions shall supersede any provisions to the contrary contained in the Operative Agreements. Except as expressly set forth hereinabove, this Intercreditor Agreement shall not alter, change or modify the terms of or the effects of the Operative Agreements.

                 7.2 This Agreement shall not be binding upon the parties hereto until such time as (a) the Bank, Grand and GCI have signed this Agreement, (b) the Tribe and the Authority have consented in writing to this Agreement, and (c) the Bureau of Indian Affairs has approved of such consent of the Tribe
                        INTERCREDITOR AGREEMENT -- PAGE 5

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and the Authority pursuant to 25 U.S.C 81.

         SECTION 8.        MISCELLANEOUS.

                 8.1 Notices. Except as otherwise provided herein, any notice or demand which, by provision of this Agreement, is required or permitted to be given or served by a party shall be deemed to have been sufficiently given and served for all purposes: (a) (if mailed) seven (7) calendar days after being deposited, postage prepaid, in the United States Mail, registered or certified mail; or (b) (if delivered by express courier)one Business Day after being delivered to such courier; or (c) (if delivered in person) the same day as delivery or until another address or addresses are given in writing by a party to the other parties as follows:

To  GCI:                   Grand Casinos of Louisiana, Inc.- Coushatta
                           130 Chesire Lane
                           Minnetonka, Minnesota 55305
                           Attention: President
                           Fax:  (612) 449-9353

To  Grand:                 Grand Casinos, Inc.
                           130 Chesire Lane
                           Minnetonka, Minnesota 55305
                           Attention:  President
                           Fax:  (612) 449-9353

To Bank:                   Hibernia National Bank
                           333 Travis Street
                           Shreveport, Louisiana  7110
                           Attention:   Legal Administration Department
                           Fax: (318) 674-3758

                 8.2 Governing Law. This Agreement shall be construed in accordance with and governed the laws of the State of Louisiana.

                 8.3. Severability. If any provision of this Agreement is prohibited by, or is unlawful or unenforceable under, any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof.

                 8.4 Captions. Captions herein are for convenience only and shall not be deemed part of this Agreement.

                 8.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

                 8.6 Amendments. This Agreement may not be amended, modified, waived, canceled



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 or terminated, except in writing executed by all of the parties hereto.

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the Effective Date.


                          HIBERNIA NATIONAL BANK

                          By: /s/  Christopher K. Haskew
                             ---------------------------------------------
                             Christopher K. Haskew
                             Assistant Vice President

                          GRAND CASINOS OF LOUISIANA, INC. -
                          COUSHATTA

                          By: /s/ Timothy Cope
                             ---------------------------------------------
                             Timothy Cope, its Chief Financial Officer

                          GRAND CASINOS, INC.

                          By: /s/ Timothy Cope
                             ---------------------------------------------
                             Timothy Cope, its Chief Financial Officer



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                                     CONSENT

                  Each of the undersigned hereby acknowledges and agrees: (a) to the foregoing terms and provisions of the Intercreditor Agreement between the Bank, Grand and GCI; (b) to be bound by the provisions hereof as they relate to the relative rights of the Bank, Grand and GCI; and (c) that the terms of this Agreement shall not give either of the undersigned any substantive rights vis-a-vis the Bank, Grand and GCI, nor is either intended to be a third party beneficiary hereunder.

                  If any of the Bank, Grand or GCI shall enforce its rights or remedies in violation of the terms of this Agreement, each of the undersigned further agrees that it shall not use such violation as a defense to enforcement by the Bank, Grand or GCI, as applicable, of that party's respective rights and/or remedies under any financing, development or other related agreements with either of the undersigned nor assert such violation as a defense, counterclaim or basis for set-off or recoupment against the Bank, Grand or GCI.

Dated:  February 13, 1998.                COUSHATTA TRIBE OF LOUISIANA

                                          By /s/ Lovelin Poncho
                                                   Name: Lovelin Poncho
                                                   Title:   CHAIRMAN

                                          COUSHATTA TRIBE OF LOUISIANA
                                          BUILDING AUTHORITY

                                          By /s/ Lovelin Poncho
                                                   Name: Lovelin Poncho
                                                   Title:   CHAIRMAN



                  BIA APPROVAL

THE FOREGOING DOCUMENT IS
APPROVED PURSUANT TO 25 U.S.C. 81:

UNITED STATES DEPARTMENT OF THE INTERIOR,
BUREAU OF INDIAN AFFAIRS:

BY:   /S FRANKLIN KEEL           APRIL 21, 1998
   ---------------------------------------------
AREA DIRECTOR OF THE EASTERN AREA OFFICE
OF THE BUREAU OF INDIAN AFFAIRS OF THE SECRETARY
OF THE INTERIOR AND THE COMMISSIONER OF INDIAN AFFAIRS,
ACTING UNDER DELEGATED AUTHORITY.



                        INTERCREDITOR AGREEMENT -- PAGE 9
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                               SCHEDULES ATTACHED
                           TO INTERCREDITOR AGREEMENT


SCHEDULE 1 -- EQUIPMENT LOAN COLLATERAL DOCUMENTS


1.1 That certain Dominion Account Agreement dated effective December 17, 1997, executed by the Tribe, GCI, Grand, Cottonport Bank and the Bank.

1.2 That certain Non-Standard Financing Statement dated December 17, 1997, executed by the Tribe in favor of the Bank and consented to by Cottonport Bank regarding the grant of the security interest in Cash and the Casino Bank Accounts.

1.3 That certain Commercial Security Agreement dated December 17, 1997, executed by the Tribe in favor of the Bank.


SCHEDULE 2 -- HOTEL LOAN COLLATERAL DOCUMENTS


2.1 That certain Dominion Account Agreement dated May 1, 1997, executed by the Tribe, the Authority, Grand, GCI, Cottonport Bank and the Bank.

2.2 That certain Non-Standard Financing Statement (Casino Proceeds and Casino Bank Accounts) dated May 1, 1997, executed by the Tribe and the Authority in favor of the Bank and consented to by the Cottonport Bank with respect to the grant of a security interest in all Cash and all Casino Bank Accounts.

2.3 That certain Commercial Security Agreement dated May 1, 1997, executed by the Tribe and the Authority in favor of the Bank granting a security interest in all equipment to be used in the operation of the Hotel and all gaming equipment purchased with the proceeds of the Hotel Loan.


SCHEDULE 3 - INDEMNITY COLLATERAL DOCUMENTS

3.1 That certain Mortgage, Assignment of Leases and Rents and Security Agreement dated May 1, 1997, executed by the Authority in favor of Grand and GCI, which instrument was recorded on July 1, 1997, under File No. 387929 of the Records of Allen Parish, Louisiana.

3.2 That certain Non-Standard Financing Statement dated May 1, 1997, executed by the Authority in favor of GCI, individually and as agent for Grand, which was recorded on July 1, 1997, under File No. 387924 of the Records of Allen Parish, Louisiana.

3.3 Assignment of Construction Contract by Borrower dated May 1, 1997, executed by the Authority in favor of GCI and Grand assigning an interest in the Construction Contract between the Tribe and Arkel Construction Co.


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3.4      That certain Assignment of Architect's Contract by Borrower dated effective May 1, 1997, executed by the Authority and the Tribe and in favor of GCI and Grand.

                       INTERCREDITOR AGREEMENT -- PAGE 11